UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2014

Aradigm Corporation

(Exact Name of Registrant as Specified in its Charter)

California	000-28402	94-3133088
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3929 Point Eden Way, Hayward, California	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Aradigm Corporation (the “Company”) is filing this Form 8-K/A to file a corrected Exhibit 3.1 to the Company’s Form 8-K filed on February 4, 2014 (the “Original 8-K”). Exhibit 3.1 of the Original Form 8-K is hereby replaced in its entirety by Exhibit 3.1 of this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Correction to the Amendment to the Amended and Restated Articles of Incorporation of Aradigm Corporation, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Date: February 18, 2014	By:	/s/ Nancy Pecota
Name: Nancy Pecota
Title: Vice President, Finance and Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Correction to the Amendment to the Amended and Restated Articles of Incorporation of Aradigm Corporation, as amended.